                       MANAGER'S CONSENT AND SUBORDINATION
                             OF MANAGEMENT AGREEMENT

                  This MANAGER'S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT, is made as of February 13, 2004 (this AGREEMENT), by 731 oFFICE One LLC, a Delaware limited liability company (BORROWER), having an address for notice purposes c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019, and ALEXANDER'S MANAGEMENT LLC, a New York limited liability company (MANAGER), having an address at 888 Seventh Avenue, New York, New York 10019, to and for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, LENDER), having an address at 60 Wall Street, New York, New York 10005.

                              W I T N E S S E T H:

                  WHEREAS, Borrower is the owner of a fee simple interest in the real property commonly known as Office Unit 1 and Office Unit 2 of the Beacon Court Condominium located at 731 Lexington Avenue, New York, New York, and more particularly described on Exhibit A attached hereto and incorporated herein (the PROPERTY);

                  WHEREAS, on the date hereof, in accordance with the terms of a Loan and Security Agreement, dated as of the date hereof (as the same may be amended and supplemented from time to time, the LOAN AGREEMENT), between Lender, as lender, and Borrower, as borrower, Lender is making a loan to Borrower in the principal amount of $400,000,000 (the LOAN), which Loan is evidenced by that certain Amended, Restated and Consolidated Note, dated as of the date hereof (as the same may be amended, substituted, replaced, exchanged and supplemented from time to time, the NOTE), made by and between Borrower and Lender and secured by that certain Amended, Restated and Consolidated Mortgage, Security Agreement, Financing Statement and Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (as the same may be amended and supplemented from time to time, the SECURITY INSTRUMENT), by and between Borrower and Lender and the other Loan Documents (as defined in the Loan Agreement);

                  WHEREAS, Manager has been retained by Borrower to act as the manager of the Properties and will derive substantial benefit from the making of the Loan;

                  WHEREAS, as a condition to making the Loan, Lender has required Borrower and Manager to deliver this Agreement for the benefit of Lender; and

                  WHEREAS, the forgoing recitals are intended to form an integral part of this Agreement.

                  NOW, THEREFORE, in consideration of the Loan, foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Manager agree as follows:

                  Section 1.        Definitions.

                           (a) The following terms shall have the meaning ascribed thereto:

                  Agreement: Shall have the meaning provided in the first paragraph.

                  Borrower: Shall have the meaning provided in the first paragraph.

                  Lender: Shall have the meaning provided in the first paragraph.

                  Loan: Shall have the meaning provided in the Recitals.

                  Loan Agreement: Shall have the meaning provided in the Recitals.

                  Management Agreement: Shall mean that certain Management Agreement between Borrower and Manager dated of even date herewith.

                  Manager: Shall have the meaning provided in the first paragraph.

                  Note: Shall have the meaning provided in the Recitals.

                  Security Instrument: Shall have the meaning provided in the Recitals.

                           (b)      Capitalized terms used but not otherwise
defined herein shall have the respective meanings given thereto in the Loan Agreement, unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Agreement, unless otherwise indicated.

                  Section 2. Assignment of Management Agreement. Borrower hereby conditionally transfers, assigns and delivers unto Lender, and grants Lender a security interest in, all of its right, title and interest in and to, but none of its obligations under, the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's election by written notice to the Borrower, upon the occurrence and during the continuance of an Event of Default. Manager hereby consents to the assignment set forth in this paragraph. Notwithstanding the foregoing, upon notice to Borrower and Manager transmitted after the occurrence and during the continuance of an Event of Default, the foregoing assignment and transfer shall automatically become a present, unconditional assignment, at Lender's option.

                  Section 3. Subordination of Management Agreement to Lien of Security Instrument.

                           (a)      Subordination of Rights. Any and all liens,
rights and interests, whether choate or inchoate and including, without limitation, all mechanic's and materialman's liens, owned, claimed or held, or to be owned, claimed or held, by Manager pursuant to the Management Agreement in and to the Properties, are and shall be, and are hereby made, in all respects subordinate, subject and inferior to the liens and security interests created or to be created for the benefit of Lender, its successors and assigns, and securing the repayment and performance of the Obligations. Any indemnification or other rights or claims of Manager against Borrower under or in connection with the Management Agreement shall be fully subordinated to the Obligations.

                           (b)      Governed by Loan Documents. Manager agrees
that until such time as the Indebtedness has been repaid in full, the terms and provisions of this Agreement and the other Loan Documents shall be superior to the terms and provisions of the Management Agreement with respect to the payment of any management fees thereunder and termination of the Management Agreement, and to the extent that there are any inconsistencies between the Management Agreement and this Agreement and the Loan Documents with respect to such terms and provisions, the terms, provisions and conditions in this Agreement and the Loan Documents shall govern in all respects. In the event of any inconsistency between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. Without limiting the preceding sentence, nothing in this Agreement shall modify the terms of the Loan Agreement which (a) permit Borrower to amend, modify, cancel or terminate the Management Agreement, (b) do not require a written management agreement and (c) permit Borrower to replace Manager with a Qualified Manager in accordance with the terms of the Loan Agreement.

                  Section 4.        Obligations and Rights of Lender.

                           (a)      Lender Not Obligated Under Management
Agreement. Manager agrees that, except as provided in this Section, nothing in this Agreement shall impose upon Lender, and Lender shall not have, any obligation for payment or performance in favor of Manager with respect to the Management Agreement or the Property. In the event that Lender notifies Manager in writing after the occurrence and during the continuance of an Event of Default that Lender has elected to assert Borrower's rights under the Management Agreement, Lender shall pay Manager the sums due Manager under the terms of the Management Agreement for the period commencing on the effective date of Lender's notice to Manager and ending on the expiration date or earlier termination of the Management Agreement.

                           (b)      Continued Performance by Manager. Upon the
occurrence and during the continuance of an Event of Default, Manager shall, at the request of Lender, continue performance, on behalf of Lender, of all of Manager's obligations under the terms of the Management Agreement with respect to the Property, provided that Lender gives Manager the notice provided for in this Section and Lender or Borrower performs or causes to be performed the obligations of Borrower to Manager under the

Management Agreement accruing or arising from and after, and with respect to the period commencing upon, the effective date of such notice.

                           (c)      Right to Terminate. Notwithstanding anything
contained in the Management Agreement to the contrary, Lender, or Borrower at Lender's direction, shall have the right to terminate the Management Agreement
(i) upon, or at any time after the occurrence and during the continuance of a monetary Event of Default, (ii) with respect to any Manager that is not an Affiliate of Borrower, upon, or at any time after the occurrence and during the continuance of a material default (as determined by Lender in its sole and absolute discretion) under the terms of the Management Agreement, (iii) upon, or at any time after, a forty-nine percent (49%) or more change in control of the ownership of Manager, unless Manager is a publicly traded company or a direct or indirect wholly owned subsidiary of such publicly traded company (to the extent such change in control in excess of forty-nine percent (49%) or more results in a change in control of forty-nine percent (49%) or more in the publicly traded company), (iv) at any time following the Manager becoming insolvent, or (v) at any time following any act of gross negligence, fraud, misapplication of funds, violation of the standard of care, or any other violation of its duties pursuant to the Management Agreement beyond applicable notice and grace periods, if any, thereunder, by giving Manager thirty (30) days prior written notice of such termination, in which event Manager shall resign as manager of the Property effective upon the end of such thirty (30) day period.

                           (d)      No Joint Venture. Lender has no obligation
to Manager with respect to the Loan and Manager shall not be a third party beneficiary with respect to any of Lender's obligations to Borrower set forth in the Loan Documents. The relationship of Lender to Borrower is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower or Manager.

                  Section 5. Manager's Representations. Manager warrants and represents to Lender that the following are true, complete and correct:

                                    (i)     Manager has agreed to act as
         property manager of the Property pursuant to the Management Agreement.

                                    (ii)    A true, correct and complete copy of
         the Management Agreement is attached as Exhibit B.

                                    (iii)   The Management Agreement is in full
         force and effect and has not been amended, modified or supplemented.

                                    (iv)    The entire agreement between Manager
         and Borrower for the management of the Property is evidenced by the Management Agreement.

                                    (v)     The Management Agreement constitutes
         the legal, valid and binding agreement of Manager, enforceable against Manager in accordance with its terms.

                                    (vi)    Manager is qualified and has full
         power and authority to perform all of its obligations under the Management Agreement and this Agreement.

                                    (vii)   Neither Manager nor, to Manager's
         best knowledge, Borrower is in default in the performance of any of their respective obligations under the Management Agreement and there is no condition which, with the giving of notice and/or the passing of time, would constitute a default under the Management Agreement.

                                    (viii)  Except for sums not currently due
         and payable that have been incurred in the ordinary course of business of the operation of the Property, no amounts are due to Manager under the Management Agreement on the date hereof.

                                    (ix)    Manager has not assigned, pledged or
         otherwise transferred or subcontracted its rights and/or obligations under the Management Agreement.

                                    (x)     Manager has all permits, licenses
         and other governmental authorizations necessary for it to perform its obligations under the Management Agreement.

                                    (xi)    Manager has received and reviewed a
         copy of the Loan Agreement.

                  Section 6.        Manager's Agreements.

                           (a)      Notice of Default. Manager shall give Lender
prompt written notice of any other default beyond applicable grace and cure periods by Borrower under the Management Agreement.

                           (b)      No Termination of Management Agreement.
Manager shall not terminate the Management Agreement without first obtaining Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Manager shall have the right to terminate the Management Agreement for default by Borrower beyond applicable grace and cure periods with respect to non-payment of the management fee due thereunder by giving Lender ten (10) days' prior written notice of such termination. In the event Lender shall cure such non-payment default in the aforesaid ten (10) day period, then any such termination notice shall be deemed to void and of no further force or effect.

                           (c)      No Claim Against Lender. Manager shall not
look to, or make any claim against, Lender for payment of any accrued but unpaid fees, including, without limitation, any termination fees, relating to the Property or the Management Agreement pursuant to this Agreement or otherwise.

                           (d)      No Amendments. Manager shall not terminate
or materially amend or modify the Management Agreement without the prior written consent of Lender, not to be unreasonably withheld, delayed or conditioned. In the event Manager fails to secure such approval, the Management Agreement shall, for the purposes of Manager's obligations to Lender pursuant to this Agreement, including Manager's aforesaid obligation to continue performance thereunder for Lender's benefit pursuant to the terms of this Agreement, be deemed not to have been modified by such amendment.

                           (e)      Delivery of Rent Roll and Service Contracts.
Without duplication of any items actually delivered by Borrower, when such delivery is required, pursuant to Article XI of the Loan Agreement, within ten
(10) business days of a request from Lender, such request not to be made more than once per calendar month, Manager shall furnish to Lender a current rent roll of all tenants of the Property, including a list of which tenants are in default under their respective Leases, and a schedule of all other entities with whom Manager has entered into contracts or other agreements relating to the Property, together with copies of all such Leases, contracts or agreements. Without duplication of any items actually delivered by Borrower, when such delivery is required, pursuant to Article XI of the Loan Agreement, Manager shall furnish Lender with copies of all reports, budgets and other information that Borrower is entitled to receive under the Management Agreement. Upon reasonable advance notice from Lender and during normal business hours, Manager shall cooperate with Lender's representative in any inspection of the Property, subject in all instances to the rights of Tenants and provided that neither Lender nor any such Persons shall unreasonably interfere with the operation of business on the Property.

                  Section 7. Assignment of Rents and Leases. Manager acknowledges that, in connection with the Loan, Borrower has pledged and assigned to Lender pursuant to the Loan Documents, among other things, all of Borrower's right, title and interest in and to all of the Leases now or hereafter affecting the Property, including, without limitation, any of Borrower's rights in and to any Security Deposits thereunder. To the extent permitted under applicable law, Manager shall deliver to Lender for application in accordance with the terms and conditions of the Loan Documents, all proceeds relating to the Property from time to time being held by Manager and all Rents, Security Deposits and other proceeds received from and after the date hereof from any and all Tenants or other parties occupying or using any portion of the Property.

                  Section 8. Borrower Consent. Borrower has joined herein to evidence its consent to all the covenants, acknowledgments and agreements of Manager contained in this Agreement.

                  Section 9.        Miscellaneous.

                           (a)      Assignment. Lender shall have the right to
transfer, sell and assign its interest in this Agreement to any Person.

                           (b)      Further Assurances. Borrower and Manager
shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or intended to be created under this Agreement, to protect and further the validity, priority and enforceability of this Agreement or otherwise carry out the purposes of this Agreement and the transactions contemplated thereunder.

                           (c)      Notices. Any notice, election, request,
demand, report or statement which by any provision of this Agreement is required or permitted to be given or served hereunder shall be in writing and shall be given or served (i) by certified mail return receipt requested, postage prepaid or (ii) in the manner required by the Loan Agreement provided that any such notice shall be given to the Manager at the address set forth herein in the recitals.

                           (d)      Entire Agreement. This Agreement constitutes
the entire and final agreement between Borrower, Manager and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower, Manager and Lender.

                           (e)      No Waiver. No waiver of any term or
condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on Lender's part in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.

                           (f)      Successors and Assigns. This Agreement shall
be binding upon Borrower and Manager and their respective successors and assigns and shall inure to the benefit of Lender and its successors and permitted assigns. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder and under the other Loan Documents shall be joint and several.

                           (g)      Captions. All paragraph, section, exhibit
and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.

                           (h)      Counterparts. This Agreement may be executed
in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Agreement.

                           (i)      Severability. The provisions of this
Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

                           (j)      Governing Law. THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES. EACH OF BORROWER AND MANAGER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS

OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER OR MANAGER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THIS AGREEMENT. EACH OF BORROWER AND MANAGER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                           (k)      JURY TRIAL WAIVER. EACH OF LENDER, BORROWER
AND MANAGER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR
(II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, MANAGER OR LENDER WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF LENDER, BORROWER AND MANAGER HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF LENDER, BORROWER AND MANAGER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND EACH OF BORROWER AND MANAGER ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

                           (l)      Counterclaims and Other Actions. Each of
Borrower and Manager hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Agreement and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                           (m)      Termination of Agreement. Except as set
forth in Section 9(k), this Agreement shall terminate upon full repayment of the Loan and all Indebtedness.

                           (n)      Non-Recourse. Recourse with respect to any
claims arising under or in connection with this Agreement shall be limited to the extent provided in Article XVIII of the Loan Agreement and the terms, covenants and conditions of Article XVIII of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, Borrower and Manager have duly executed this Manager's Consent and Subordination of Management Agreement as of the date first above written.

                                    BORROWER:

                                    731 OFFICE ONE LLC, a Delaware limited
                                    liability company

                                    By: 731 OFFICE ONE HOLDING LLC, a Delaware
                                        limited liability company, its sole
                                        member

                                        By: ALEXANDER'S INC., a Delaware
                                        corporation, its sole member

                                        By: /s/ Brian Kurtz
                                            ------------------------------------
                                            Name:  Brian Kurtz
                                            Title: Assistant Secretary

                                    MANAGER:

                                    ALEXANDER'S MANAGEMENT LLC, a New York
                                    limited liability company

                                    By: /s/ Brian Kurtz
                                        ----------------------------------------
                                        Name:  Brian Kurtz
                                        Title: Assistant Secretary

                                    LENDER:

                                    GERMAN AMERICAN CAPITAL CORPORATION, a
                                    Maryland corporation

                                    By: /s/ Christopher Tognola
                                        ----------------------------------------
                                        Name:  Christopher Tognola
                                        Title: Vice President

                                    By: /s/ Thomas R. Traynor
                                        ----------------------------------------
                                        Name:  Thomas R. Traynor
                                        Title: Authorized Signatory

                                    EXHIBIT A

                                 (Office Unit 1)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 1" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1002 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

         TOGETHER with an undivided 49.0559% percentage interest in the General Common Elements (as such term is defined in the Declaration);

         TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

         TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                 (Office Unit 2)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 2" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1003 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 14.0095% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                    EXHIBIT B

                          COPY OF MANAGEMENT AGREEMENT

                                 (see attached)

                               PROMISSORY NOTE A-X

New York, New York
$86,000,000 (initial and maximum notional amount)              February 13, 2004

         PROMISSORY NOTE A-X, dated as of February 13, 2004 (this NOTE), by 731 Office One LLC, a Delaware limited liability company (BORROWER), having an address for notice purposes c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019, in favor of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, LENDER), having an office at 60 Wall Street, New York, New York 10005.

         WHEREAS, Lender made a loan to Borrower in the original principal amount of $400,000,000 (the LOAN);

         WHEREAS, Lender is the present owner and holder of that certain Consolidated Amended and Restated Note, dated as of February 13, 2004, made by Borrower in favor of Lender (the EXISTING NOTE), which Existing Note evidences an indebtedness of Borrower to Lender in the original and current outstanding principal amount of $400,000,000 (the EXISTING DEBT);

         WHEREAS, pursuant to the Loan Agreement (as hereinafter defined), Borrower and Lender desire to sever the Existing Note into six (6) newly issued substitute promissory notes in an aggregate principal amount equal to the Existing Debt;

         WHEREAS, from and after the date hereof, the Existing Note shall be amended, restated and superseded and the Loan shall be evidenced by (i) this Promissory Note A-X, in the notional principal amount of $86,000,000; (ii) that certain Promissory Note A-1, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $90,000,000 (NOTE A-1); (iii) that certain Promissory Note A-2, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $95,000,000 (NOTE A-2); (iv) that certain Promissory Note A-3, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $35,000,000 (NOTE A-3); (v) that certain Promissory Note A-4, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $94,000,000 (NOTE A-4); and (vi) that certain Promissory Note B, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $86,000,000 (NOTE B); and

         WHEREAS, Lender and Borrower intend these Recitals to be a material part of this Note.

         NOW, THEREFORE, FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender the interest and other fees, expenses and charges provided in this Note.

1.       DEFINED TERMS.

         a. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement (as defined below), unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Note, unless otherwise indicated.

         b.       The following terms shall have the meaning ascribed thereto:

         ANTICIPATED REPAYMENT DATE shall mean March 1, 2014.

         BORROWER shall have the meaning provided in the first paragraph hereof.

         EXISTING DEBT shall have the meaning provided in the Recitals to this Note.

         EXISTING NOTE shall have the meaning provided in the Recitals to this Note.

         INTEREST PERIOD shall have the meaning provided in Section 2.

         LENDER shall have the meaning provided in the first paragraph hereof.

         LOAN shall have the meaning provided in the Recitals to this Note.

         LOAN AGREEMENT shall mean the Loan and Security Agreement, dated the date hereof, between Borrower and Lender.

         MATURITY DATE shall mean March 1, 2029, or such earlier date on which the final payment of principal of Note B becomes due and payable as provided in the Loan Agreement or Note B, whether at such stated maturity date, by declaration of acceleration, or otherwise.

         MATURITY DATE PAYMENT shall have the meaning set forth in Section 3(e).

         MONTHLY AMOUNTS shall have the meaning provided in Section 3(a).

         NOTE shall have the meaning provided in the first paragraph hereof.

         NOTE A-1 shall have the meaning provided in the Recitals to this Note.

         NOTE A-2 shall have the meaning provided in the Recitals to this Note.

         NOTE A-3 shall have the meaning provided in the Recitals to this Note.

         NOTE A-4 shall have the meaning provided in the Recitals to this Note.

         NOTE B shall have the meaning provided in the Recitals to this Note.

         PAYMENT DATE shall be the first (1st) calendar day of each calendar month, whether or not such day is a Business Day, commencing on April 1, 2014 and continuing to and including the Maturity Date.

         NOTIONAL AMOUNT shall mean $86,000,000 or so much of the aggregate principal amount that is outstanding under Note B from time to time.

         STATED INTEREST RATE shall mean the rate of 00.11875% per annum.

2.       INTEREST.

         a. From and after the Anticipated Repayment Date, interest shall accrue on the Notional Amount at the Stated Interest Rate.

         b. Interest on the Notional Amount shall be calculated based on the Stated Interest Rate on the basis of a fraction, the denominator of which shall be 360 and the numerator of which shall be the actual number of days in the relevant Interest Period, except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. Interest shall accrue from, and including, the first (1st) day of the prior month and ending on the last day of the prior month (an INTEREST PERIOD); in each case without adjustment for any Business Day convention; provided that the first accrual period shall commence on the Anticipated Repayment Date.

         c. The provisions of this Section 2 are subject in all events to the provisions of Section 2.2.4 of the Loan Agreement.

3.       PAYMENTS.

         a. Commencing on April 1, 2014 and on each and every Payment Date thereafter until the Maturity Date, Borrower shall pay to Lender interest accruing hereunder for the entire Interest Period immediately preceding the month in which said Payment Date occurs. There shall be no required payments of principal under this Note.

         b. All payments made by Borrower hereunder or under any of the Loan Documents shall be made on or before 2:00 p.m. New York City time or such later time as Lender or its servicer shall apply amounts on deposit in the Holding Account in accordance the terms of the Loan Documents. Any payments received after such time shall be credited to the next following Business Day.

         c. All amounts advanced by Lender pursuant to the Loan Documents, other than the principal amount of the Loan, or other charges provided in the Loan Documents, shall be due and payable as provided in the Loan Documents. In the event any such advance or charge is not so repaid by

                  Borrower, Lender may, at its option, first apply any payments received under this Note to repay such advances, together with any interest thereon, or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment of interest or principal then due and payable.

         d. All unpaid accrued interest, all interest that would accrue on the Notional Amount through the end of the Interest Period during which the Maturity Date occurs and all other fees and sums then payable hereunder or under the Loan Documents (collectively, the MATURITY DATE PAYMENT), shall be due and payable in full on the Maturity Date.

         e. Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Lender or its agent or designee at the address set forth on the first page of this Note or at such other place as Lender or its agent or designee may from time to time designate in writing.

         f. All amounts due under this Note shall be due and payable in lawful money of the United States.

         g. To the extent that Borrower makes a payment or Lender receives any payment or proceeds for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

4.       MISCELLANEOUS.

         a. WAIVER. Borrower and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and, except as otherwise expressly provided in the Loan Documents, all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and to the release of the collateral securing this Note or any part thereof, with or without substitution, and agrees that additional makers may become parties hereto without notice to them or affecting their liability under this Note.

         b. NON-RECOURSE. Recourse with respect to any claims arising under or in connection with this Note shall be limited to the extent provided in Article XVIII of the Loan Agreement and the terms, covenants and conditions of Article XVIII of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Note.

         c. NOTE SECURED. This Note and all obligations of Borrower hereunder are secured by the Loan Agreement, the Security Instrument and the other Loan Documents.

         d. NOTICES. Any notice, election, request or demand which by any provision of this Note is required or permitted to be given or served hereunder shall be given or served in the manner required for the delivery of notices pursuant to the Loan Agreement.

         e. ENTIRE AGREEMENT. This Note, together with the other Loan Documents, constitutes the entire and final agreement between Borrower and Lender with respect to the subject matter hereof and thereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower and Lender.

         f. NO WAIVER. No waiver of any term or condition of this Note, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         g. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Upon any endorsement, assignment, or other transfer of this Note by Lender or by operation of law, the term "Lender" as used herein, shall mean such endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note. The term "Borrower" as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Borrower, if any.

         h. CAPTIONS. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Note.

         i. COUNTERPARTS. This Note may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Note.

         j. SEVERABILITY. The provisions of this Note are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Note.

         k. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         l. JURY TRIAL WAIVER. BORROWER, LENDER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER BORROWER OR LENDER, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
                  (I) ARISING UNDER THIS NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF BORROWER AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF

                  THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

         m. COUNTERCLAIMS AND OTHER ACTIONS. Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (i) interpose any counterclaim therein (other than a mandatory or compulsory counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                                    BORROWER:

                                    731 OFFICE ONE LLC, a Delaware limited
                                    liability company

                                    By: 731 OFFICE ONE HOLDING LLC, a Delaware
                                        limited liability company, its sole
                                        member

                                        By: ALEXANDER'S INC., a Delaware
                                            corporation, its sole member

                                        By: /s/ Brian Kurtz
                                            ------------------------------------
                                            Name:  Brian Kurtz
                                            Title: Assistant Secretary